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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-17217

EQ ADVISORS TRUST

SUPPLEMENT DATED OCTOBER 16, 2000
TO THE PROSPECTUS DATED MAY 1, 2000

This Supplement updates the above-dated Prospectus of EQ Advisors Trust ("Trust"). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The primary purpose of this Supplement is to provide you with information about the change in the investment strategy of one of the Portfolios of the Trust. As more fully described below, the investment strategy of the EQ/Aggressive Stock Portfolio ("Portfolio") will be changing from a fund that invests primarily in small-cap and mid-cap issuers to one that invests primarily in common stocks of companies with large market capitalizations although it is expected that the Portfolio may invest in companies with market capitalizations of any size.

The following updates the information with respect to the Portfolio in the sections of the Prospectus entitled "Summary Information Concerning EQ Advisors Trust," "About the Investment Portfolio: Investment Strategy, Portfolio Performance, Who Manages the Portfolio," in the Prospectus:

                         EQ/AGGRESSIVE STOCK PORTFOLIO

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PRINCIPAL INVESTMENT STRATEGIES                         PRINCIPAL RISKS
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Following a transition period of up to one year,        General investment, multi-adviser, growth investing,
equity securities of U.S. companies of large market     small-cap and mid-cap company, derivatives, foreign
capitalizations                                         securities
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


INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The EQ/Aggressive Stock Portfolio employs multiple Advisers, each of whom are responsible for investing an allocated portion of the Portfolio. The Manager has ultimate responsibility for the performance of the Portfolio and continuously monitors the performance and investment strategies of each of the Advisers. In order to achieve the Portfolio's investment objective, following a transition period, the Portfolio, as a whole, will invest primarily in securities of large cap growth companies, although the Manager has designated that certain discrete portions of the Portfolio are to be invested primarily in the common stocks of companies of small or medium market capitalizations. Certain of the Advisers to the Portfolio may invest their allocated portions of the Portfolio in a relatively small number of intensively researched companies. The Portfolio will place an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Advisers, in current market valuations.

Following a transition period (of up to one year) from a Portfolio that invests primarily in small-cap and mid-cap issuers, the Portfolio, as a whole, will invest primarily in common stocks and other equity securities of large market capitalization companies that, in the opinion of the Adviser(s), have favorable appreciation prospects. The Portfolio may also invest in securities of small and mid-cap issuers, companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this Portfolio, emerging growth companies may include those that an Adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

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The Portfolio may also invest up to 25% of its total assets in foreign securities and may also make use of various other investment strategies, (e.g., investments in debt securities, making secured loans of its portfolio securities). The Portfolio may also use derivatives, including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

PRINCIPAL RISKS -- See EQ Advisors Trust Prospectus dated May 1, 2000

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years ended December 31, 1999 and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years ended December 31, 1999 and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of two broad-based indices; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indicator of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by Alliance using the same investment objective for the Portfolio and an investment strategy of investing in small-mid cap companies. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

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Calendar Year Annual Total Return

8.2%      86.9%     -3.2%     16.8%     -3.8%     31.6%     22.2%     10.9%     0.3%      18.84%
1990      1991      1992      1993      1994      1995      1996      1997      1998      1999

Best Quarter (% and time period)            Worst Quarter (% and  time period)
40.10% (1991 1st Quarter)                   (27.19)% (1998 3rd Quarter)

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AVERAGE ANNUAL TOTAL RETURNS --  CLASS IA SHARES
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
                                        ONE YEAR      FIVE YEARS      TEN YEARS

EQ/Aggressive Stock Portfolio
     --Class IA Shares                  18.84%        16.29%          16.68%
     --Class IB Shares*                 18.55%        16.05%          16.41%
--------------------------------------------------------------------------------
Russell 3000 Growth Index***, ****      12.08%        30.65%          19.51%
--------------------------------------------------------------------------------
50% S&P 400 MidCap Index/
     50% Russell 2000**                 18.09%        19.92%          15.41%
--------------------------------------------------------------------------------
S&P 400 MidCap Index**                  14.72%        23.05%          17.32%
--------------------------------------------------------------------------------
Lipper MidCap Growth Funds Average**    46.25%        22.54%          16.19%
--------------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (October 1, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

** For more information on this index, see the section in the Prospectus entitled "The Benchmarks."

*** We believe that this index reflects more closely the market sectors in which the Portfolio will invest after the transition period.

**** The Russell 3000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that tracks the performance of 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Both indices are compiled by the Frank Russell Company.

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WHO MANAGES THE PORTFOLIO

In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P. and Massachusetts Financial Services Company have been selected by the Manager to serve as Advisers for this Portfolio. It is anticipated that additional Advisers may be added in the near future.

The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so.

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Since September 2000, the Alliance portion of the Portfolio has been managed by a combination of ARYEH GLATTER, who is a Vice-President of Alliance and has been associated with Alliance since prior to 1995, and the Disciplined Growth Investing and MidCap Growth teams of Alliance.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS was added as an Adviser to the Portfolio as of May 1, 2000. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirectly wholly-owned subsidiary of Sun Life Assurance Company of Canada. MFS advises the portion of the Portfolio that invests principally in emerging growth companies.

The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager since 1995 and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the MFS portion of Portfolio.

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